SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549




                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported):  May 31, 2004


                                NISOURCE INC.
                                -------------
           (Exact Name of Registrant as Specified in Its Charter)


             DELAWARE                001-16189           35-2108964
    ---------------------------  -----------------  -------------------
    State or Other Jurisdiction  (Commission File      (IRS Employer
         of Incorporation             Number)       Identification No.)


   801 E. 86th Avenue, Merrillville, Indiana                      46410
   --------------------------------------------------------------------
   (Address of Principal Executive Offices)                  (Zip Code)


   Registrant's telephone number, including area code    (877) 647-5990
                                                      -----------------




    -------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)







   ITEM 9.   REGULATION FD DISCLOSURE.

        NiSource Inc. is furnishing this Report on Form 8-K in connection with the disclosure of a press release by its subsidiary, Northern Indiana Public Service Company ("NIPSCO"), on May 31, 2004. This information has also been published on NIPSCO's website
   (www.nipsco.com).


        Exhibit 99 Press Release, dated May 31, 2004, issued by Northern Indiana Public Service Company and published on the NIPSCO website.







                                  SIGNATURE


             Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NISOURCE INC.
                                           (Registrant)


   Dated: June 1, 2004                By: /s/ Gary W. Pottorff
                                          --------------------------
                                           Name:  Gary W. Pottorff
                                           Title: Secretary







                              Index to Exhibits
                              -----------------


   Exhibit Number           Exhibit Title
   --------------           -------------

        99 Press Release, dated May 31, 2004, issued by Northern Indiana Public Service Company